September 5, 2014

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

RE: CML Accumulation Annuity Account E

File No. 811-02587, CIK 0000310771

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the Act), the above referenced separate account, a unit investment trust registered under the Act, mailed to its contract owners 2014 semiannual reports for the underlying management investment company listed in the table below. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The 2014 semiannual report of the investment company listed below is incorporated by reference.

Investment Company	CIK
Oppenheimer Variable Account Funds	0000752737

Very truly yours,

/s/ Pamela T. Delaney
Pamela T. Delaney
Vice President
Massachusetts Mutual Life Insurance Company